SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2003

ePresence, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

000-20364	04-2798394
(Commission File Number)	(I.R.S. Employer Identification No.)

120 Flanders Road
Westboro, Massachusetts 01581
(Address of Principal Executive Offices, Including Zip Code)

(508) 898-1000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits

Annual Meeting Presentation, dated May 2003.

Item 9. Regulation FD Disclosure

The Registrant is attaching selected slides from the Annual Meeting Presentation as Exhibit 99.1 to this Current Report on Form 8-K. The slide presentation in its entirety is also presently available at the Company’s website at www.epresence.com.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePRESENCE, INC.

Date: May 22, 2003	/s/ Richard M. Spaulding

Richard M. Spaulding Senior Vice President and Chief Financial Officer, Treasurer and Clerk (Principal Financial and Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description
99.1	Selected Slides from Annual Meeting Presentation, dated May 2003

Exhibit 99.1

Slide 1:

The slide depicts a picture of a man’s face within a circle with the words “NASDAQ: EPRE” next to it. The above circle is connected by a line to a circle below it containing a picture of a person sitting in front of a laptop computer. The words “2003 Annual Meeting” are to the right of this circle. The prior circle is connected by a line to another circle containing a picture of a woman with the words “William P. Ferry Chairman and Chief Executive Officer” to the right of this circle which is connected by a line to the word “ePresence”. The words “May 2003” are located in the lower right hand corner of the slide.

Slide 2: Safe Harbor Slide

Forward-looking Statements

The Company noted that each of the above statements about the Company’s business and financial outlook, future and strategic plans, operations and performance, including its statements regarding the Company’s second-quarter 2003 financial guidance and long-term business prospects as well as others using the terms “expect,” “anticipate,” “target,” “plan,” “believe,” “will,” and other similar terms and any other statements in this press release which are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and are subject to differ materially from actual results based on various important factors, including, without limitation, the impact of the broad economic slowdown and the uncertainty of current economic conditions which has affected the demand for technology services, lengthened the sales cycles and caused decreased technology spending for many of the Company’s customers and potential customers; the outcome of any strategic alternatives the Company may consider; the impact of the Company’s strategic initiatives to grow its business while reducing costs; identification of the ePresence name with the Company’s Secure Identity Management business; the Company’s ability to enter and manage strategic alliances; the impact of the Company’s termination of international operations; increased competition; acceptance of the Company’s solutions in the marketplace; the success of transitioning the Company to a sales model with greater channel focus; the success of the Company’s marketing efforts; the Company’s ability to attract and retain qualified personnel; the impact of Switchboard’s financial results on the Company’s consolidated results and the volatility of securities markets including fluctuations in the value of the Switchboard securities held by ePresence. For further information on these and other risks, uncertainties and factors, please review the Company’s periodic reports filed with the SEC. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made and the Company undertakes no obligation to update these forward-looking statements.

Slide 3: Company Highlights

  Consulting, Systems Integration and Managed Services Business
  Focused on Security and Identity Management (SIM) Market
  Fortune 1000 and Government client base
  Industry leading partners
  Over $48 million in cash
  Approximately $35 million in Switchboard (NASDAQ: SWBD) securities representing 52% ownership
  No debt

Slide 4: Our Mission

“ePresence delivers Security and Identity Management Solutions that help Fortune 1000-class companies build profitable and secure relationships with their customers, business partners, suppliers and employees. ”

Slide 5: Security & Identity Management (SIM)
Systems and processes that control who has access to information resources and what each person is entitled to do with them.

  Security and Compliance
       -Sarbanes/Oxley
       -HIPPA
       -Homeland Security
  Cost Reduction
  Productivity
  Extend the enterprise
       -To customers
       -To suppliers
       -To partners

[To the right of the above text is a graphic that depicts a circle in the center and four circles within that circle. The four circles contain the words “Directory”, “Access Control”, “Meta-Directory” and “Single Sign-on”. At the base of the center circle is a box that contains the words “Identity & Access Management” with arrows pointing from it to pictures of three cylinders and eight individual boxes that are stacked in two columns and which contain the following words “ERP”, “Intranet”, “eCommerce”, “Help Desk”, “Portal”, “CRM”, “Email” and “HR”. Under these cylinders boxes are the words “Applications and Data”. Another arrow, also pointing from the “Identity and Access Management” box, is to a picture of networked computers with the words “IT Resources” under it. The last arrow pointing from the “Identity and Access Management” box is to a picture of a newspaper, files and documents with the words “Content” under it. A right pointing arrow points from the picture with the word “Content” under it to a circle containing the words “Secure Content Delivery”. This circle has a double-ended arrow pointing to the center circle. A left pointing arrow connects the “Secure Content Delivery”circle to a series of the following pictures: a picture of a person and a building with the word “Partners” over it, a picture of three people with the word “Customers” over it, a picture of a person with an identification badge and the word “Administrators” over it, and a picture of three people with the word “Employees” over it. Each of these four pictures have arrows connecting them to the center circle. To the left of the center circle and connected to the center circle with a double-ended arrow is a circle containing the word “Provisioning”. There is an arrow pointing from this “Provisioning” circle to the earlier described pictures connected to the “Identity and Access Management” box. Under the graphic are the words “Security and Identity Management (SIM) Framework”.]

Slide 6: Market Opportunity

Line Graph:

Approximate % Rating “Highest” Priority
Security	40%
CRM	25%
Web Site Mgt	19%
eBus	19%
Integration	18%
ERM	14%
SCM	10%
Wireless	8%

In the bottom left hand corner of the slide are the words “Note: IDC IT Manager Survey, July 2002. In the bottom right hand corner of the slide are the words “Source: Stylized Logo IDC”

Slide 7: Market Opportunity

Top 11 Security Issues – 2003

  Web Services Security
  Wireless LAN Security
  Identity Management and Provisioning
  Transitioning to Intrusion Prevention Systems
  Correlation of Events for Reporting/Monitoring/Managing Consoles
  The next CODE RED/NIMDA
  Instant Messaging Security
  Homeland Security (Industry Specific)
  Tactical Security – Infrastructure Security
  Protecting Intellectual Property
  Transaction Trustworthiness

Slide 8: The SIM Continuum

[The graphic depicts four boxes graduating in height from left to right. The first box starting from the left contains the heading “Directory Infrastructure” with the following text listed in bullets underneath it: “Directory services”, Metadirectory”, Password synchronization” and “Delegated Administration”. The next box to the right contains the heading “Access Control” with the following text listed in bullets underneath it: “Single sign-on/Reduced sign-on”, “Role-based access control (RBAC)” and Policy-based access control. The next box to the right contains the heading “Provisioning” with the following text listed in bullets underneath it: “Process automation via work flow”, “De-provisioning” and “Auditing and reporting”. The next and final box to the right contains the heading “Identity-Enabled Enterprise” with the following text listed in bullets underneath it: “Web services”, “Applications”, “Self-Service”, “Federation”, “CRM”, “Portals/content management”, “Personalization” and “Collaboration”. “ The words Audit and Compliance Management” span the bottom of the second and third boxes. There is a double-ended arrow spanning the top of all four boxes containing the words “Cumulative Business Impact”.]

Slide 9: Managed Services

  Unique Remote Access Management (RAM) Solutions
        -Integrated Broadband Solution enabling high speed access and single point administration and billing platform
        -Expert user support and managed security
        -High growth market opportunity
  Outsourced administration, maintenance and management for SIM solutions
  Annuity Revenue and Profit Stream

Slide 10: Select Clients

This slide depicts the stylized logo names of the following:

ADP
Commonwealth of Massachusetts
Covance
GE
GM
GSA
Johnson Controls
State of Michigan
Microsoft
Millennium
Saint Barnabas Health Care System
SC Johnson
Stop & Shop
The Hartford Financial Services
The New York Times
Tufts
U.S. Department of Health & Human Services
UL
US Agency for International Development
Verizon
Viacom

Slide 11: World Class Partnerships
This slide depicts the stylized logo names of the following:
Courion
Critical Path
HP-invent
IBM
Microsoft
Netegrity – securely managing e-business
OpenNetwork
Sun Microsystems

Slide 12: ePresence Differentiators

  Highly focused on Security & Identity Management Solutions
  Consultants average 13 years experience
  Experience drawn from hundreds of planning and implementation engagements with our blue chip client base
  A defined methodology for delivering SIM solutions dedicated to measurable client success
  Unique remote access managed service solution providing repeatable revenue and significant growth opportunity

Slide 13: Switchboard Highlights

  Technology Leadership - Switchboard extended its technology leadership with Matrix Launch in 2002
  Directory usage growth - Significant growth in Unique Users and YP searches
  Strong Partnerships -
     - Distribution
          AOL, BellSouth, Martindale Hubbell, Turbo Trip
     - Platform
          Newspapers - Tribune, McClatchy, Washington Post
          Portals - AOL, Apple, USPS, Sprint, AT&T Wireless, Palm
  Effective Cost Management -
    - AOL Restructuring
  Profitable Q1 2003